SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)        August 13, 1997
                                                  ------------------------------


                          Riviera Holdings Corporation
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


     Nevada                          00021430                      88-0296885
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(State or Other                  Commission File                 (IRS Employer
  Jurisdiction                       Number)                     Identification
Incorporation No.)




2901 Las Vegas Boulevard South, Las Vegas, Nevada                      89109
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(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code       (702) 734-5110
                                                    ---------------------


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5    Other Events
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                On August 13,  1997,  the  registrant  closed a $175 million 10%
                First Mortgage Notes due 2004 private placement and defeased its $100 million 11% First Mortgage Notes due December 31, 2002. See Press Release dated August 13, 1997 attached as Exhibit 99.1.

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Item 7   Financial Statements, Pro Forma Financial Information
         and Exhibits
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(c)      Exhibits

1.1 Purchase Agreement, dated August 8, 1997, by and among Riviera Holdings Corporation, Riviera Operating Corporation, Riviera Gaming Management, Inc., Riviera Gaming Management of Colorado, Inc., Riviera Gaming Management-Elsinore, Inc., Jefferies & Company, Inc. and Ladenburg Thalmann & Co. Inc.

4.1 Registration Rights Agreement, dated August 13, 1997, by and among Riviera Holdings Corporation, Riviera Operating Corporation, Riviera Gaming Management, Inc., Riviera Gaming Management of Colorado, Inc., Riviera Gaming Management- Elsinore, Inc., Jefferies & Company, Inc. and Ladenburg Thalmann & Co. Inc.

4.2 Indenture, dated August 13, 1997, by and among Riviera Holdings Corporation, Riviera Operating Corporation, Riviera Gaming Management, Inc., Riviera Gaming Management-Elsinore, Inc., Riviera Gaming Management of Colorado, Inc. and Norwest Bank Minnesota, National Association.

10.1 Deed of Trust, Assignment of Rents, Leases, Fixture Filing and Security Agreement, dated August 13, 1997, executed by Riviera Holdings
         Corporation for the benefit of Norwest Bank Minnesota, National Association.

10.2 Security Agreement, dated August 13, 1997, by and between Riviera Holdings Corporation, Riviera Operating Corporation, Riviera Gaming Management, Inc., Riviera Gaming Management of Colorado, Inc., Riviera Gaming Management-Elsinore, Inc. and Norwest Bank Minnesota, National Association.

10.3 Stock Pledge and Security Agreement, dated August 13, 1997, executed by Riviera Holdings Corporation.

10.4 Stock Pledge and Security Agreement, dated August 13, 1997, executed by Riviera Operating Corporation.

10.5 Stock Pledge and Security Agreement, dated August 13, 1997, executed by Riviera Gaming Management, Inc.


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10.6     Restricted  Account  Agreement,  dated  August 13,  1997,  by and among
         Riviera  Holdings   Corporation,   Norwest  Bank  Minnesota,   National
         Association and U.S. Bank of Nevada.


10.7     First  Amendment  to  Revolving  Line of Credit Loan  Agreement,  dated
         August  12,  1997,  between  Riviera  Holdings   Corporation,   Riviera
         Operating Corporation and U.S. Bank.

99.1     Press Release, dated August 13, 1997.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           RIVIERA HOLDINGS CORPORATION
                                                   (Registrant)


Date:  August 18, 1997                     s/Duane Krohn
                                           ------------------------------------
                                                       (Signature)
                                           Duane Krohn,
                                           Treasurer and Chief Financial Officer






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                                 EXHIBITS INDEX

Exhibit
Number                            Description                               Page
-------                           -----------                               ----

1.1 Purchase Agreement, dated August 8, 1997, by and among Riviera Holdings Corporation, Riviera Operating Corporation, Riviera Gaming Management, Inc., Riviera Gaming Management of Colorado, Inc., Riviera Gaming Management- Elsinore, Inc., Jefferies & Company, Inc. and Ladenburg Thalmann & Co. Inc.

4.1 Registration Rights Agreement, dated August 13, 1997, by and among Riviera Holdings Corporation, Riviera Operating Corporation, Riviera Gaming Management, Inc., Riviera Gaming Management of Colorado, Inc., Riviera Gaming Management-Elsinore, Inc., Jefferies & Company, Inc. and Ladenburg Thalmann & Co. Inc.

4.2 Indenture, dated August 13, 1997, by and among Riviera Holdings Corporation, Riviera Operating Corporation,
              Riviera Gaming Management, Inc., Riviera Gaming Management-Elsinore, Inc., Riviera Gaming Management of Colorado, Inc. and Norwest Bank Minnesota, National Association.

10.1 Deed of Trust, Assignment of Rents, Leases, Fixture Filing and Security Agreement, dated August 13, 1997, executed by Riviera Holdings Corporation for the benefit of Norwest Bank Minnesota, National Association.

10.2 Security Agreement, dated August 13, 1997, by and between Riviera Holdings Corporation, Riviera Operating Corporation, Riviera Gaming Management, Inc., Riviera Gaming Management of Colorado, Inc., Riviera Gaming Management- Elsinore, Inc. and Norwest Bank Minnesota, National Association.

10.3 Stock Pledge and Security Agreement, dated August 13, 1997, executed by Riviera Holdings Corporation.

10.4 Stock Pledge and Security Agreement, dated August 13, 1997, executed by Riviera Operating Corporation.



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Exhibit
Number                            Description                               Page
-------                           -----------                               ----

10.5 Stock Pledge and Security Agreement, dated August 13, 1997, executed by Riviera Gaming Management, Inc.

10.6 Restricted Account Agreement, dated August 13, 1997, by and among Riviera Holdings Corporation, Norwest Bank Minnesota, National Association and U.S. Bank of Nevada.

10.7 First Amendment to Revolving Line of Credit Loan Agreement, dated August 12, 1997, between Riviera Holdings Corporation, Riviera Operating Corporation and U.S. Bank.

99.1          Press Release, dated August 13, 1997.

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